UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2011

Martin Marietta Materials, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2710 Wycliff Road

Raleigh, NC 27607

(Address of principal executive offices, including zip code)

(919) 781-4550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 12, 2011, Martin Marietta Materials, Inc. (“Martin Marietta”) issued a press release announcing that it had delivered a proposal letter (the “Proposal Letter”) to Vulcan Materials Company (“Vulcan”) and commenced an exchange offer to effect a business combination with Vulcan.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Proposal Letter is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Proposal Letter was accompanied by a proposed form merger agreement (the “Form Merger Agreement”) providing for the transaction contemplated by the Proposal Letter. A copy of the Form Merger Agreement is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing descriptions of the press release, the Proposal Letter and the Form Merger Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K.

The Form Merger Agreement, which is in draft form and is being filed to provide investors with information regarding its proposed terms, contains various representations, warranties and covenants of each of the parties as proposed by Martin Marietta. Such representations, warranties and covenants are not intended to provide any factual information about any of the parties thereto. The assertions embodied in these proposed representations, warranties and covenants are proposed to be made for purposes of the Form Merger Agreement, solely for the benefit of the parties thereto, and are subject to qualifications and limitations proposed to be agreed to by the parties in connection with any negotiation of the terms of the Form Merger Agreement (including qualification by disclosures that would not necessarily be reflected in such agreement). The Form Merger Agreement does not reflect input from, or factual information provided by, Vulcan or any of its representatives. In addition, certain representations and warranties in such agreement would be made as of a specific date, may be subject to a contractual standard of materiality different from what a shareholder might view as material, or may be made for purposes of allocating contractual risk among the parties rather than establishing matters as facts. Security holders would not be third-party beneficiaries under such agreement and should not view the representations, warranties or covenants to be made in such agreement (or any description thereof) as disclosures with respect to the actual state of facts concerning the business, operations or condition of any of the parties to such agreement and should not rely on them as such. In addition, information in any such representations, warranties or covenants may change after the dates to be covered by such provisions, which subsequent information may or may not be fully reflected in the public disclosures of the parties. In any event, investors should read the Form Merger Agreement together with the other information concerning Martin Marietta and Vulcan contained in reports and statements that they file with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

Exhibit 99.1	Press Release, dated December 12, 2011

Exhibit 99.2	Proposal Letter, dated December 12, 2011, from C. Howard Nye to Donald M. James

Exhibit 99.3	Proposed Form of Agreement and Plan of Merger delivered to Vulcan on December 12, 2011 (incorporated by reference to Exhibit 99.06 of Martin Marietta’s Registration Statement on Form S-4, filed on December 12, 2011)

Cautionary Note Regarding Forward-Looking Statements

This document may include “forward-looking statements.” Statements that include words such as “anticipate,” “expect,” “should be,” “believe,” “will,” and other words of similar meaning in connection with future events or future operating or financial performance are often used to identify forward-looking statements. All statements in this document, other than those relating to historical information or current conditions, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond Martin Marietta’s control, which could cause actual results to differ materially from such statements. Risks and uncertainties relating to the proposed transaction with Vulcan include, but are not limited to: Vulcan’s willingness to accept Martin Marietta’s proposal and enter into a definitive transaction agreement reasonably satisfactory to the parties; Martin Marietta’s ability to obtain shareholder, antitrust and other approvals on the proposed terms and schedule; uncertainty as to the actual premium that will be realized by Vulcan shareholders in connection with the proposed transaction; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; Martin Marietta’s ability to achieve the cost-savings and synergies contemplated by the proposed transaction within the expected time frame; Martin Marietta’s ability to promptly and effectively integrate the businesses of Vulcan and Martin Marietta; a downgrade of the credit rating of Vulcan’s indebtedness, which could give rise to an obligation to redeem Vulcan’s existing indebtedness; the potential implications of alternative transaction structures with respect to Vulcan, Martin Marietta and/or the combined company, including potentially requiring an offer to repurchase certain of Martin Marietta’s existing debt; the implications of the proposed transaction on certain of Martin Marietta’s and Vulcan’s employee benefit plans; and disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers. Additional risks and uncertainties include, but are not limited to: the performance of the United States economy; decline in aggregates pricing; the inability of the U.S. Congress to pass a successor federal highway bill; the discontinuance of the federal gasoline tax or other revenue related to infrastructure construction; the level and timing of federal and state transportation funding, including federal stimulus projects; the ability of states and/or other entities to finance approved projects either with tax revenues or alternative financing structures; levels of construction spending in the markets that Martin Marietta and Vulcan serve; a decline in the commercial component of the nonresidential construction market, notably office and retail space; a slowdown in residential construction recovery; unfavorable weather conditions, particularly Atlantic Ocean hurricane activity, the late start to spring or the early onset of winter and the impact of a drought or excessive rainfall in the markets served by Martin Marietta and Vulcan; the volatility of fuel costs, particularly diesel fuel, and the impact on the cost of other consumables, namely steel, explosives, tires and conveyor belts; continued increases in the cost of other repair and supply parts; transportation availability, notably barge availability on the Mississippi River system and the availability of railcars and locomotive power to move trains to supply Martin Marietta’s and Vulcan’s long haul distribution markets; increased transportation costs, including increases from higher passed-through energy and other costs to comply with tightening regulations as well as higher volumes of rail and water shipments; availability and cost of construction equipment in the United States; weakening in the steel industry markets served by Martin Marietta’s dolomitic lime products; inflation and its effect on both production and interest costs; Martin Marietta’s ability to successfully integrate acquisitions and business combinations quickly and in a cost-effective manner and achieve anticipated profitability to maintain compliance with Martin Marietta’s leverage ratio debt covenants; changes in tax laws, the interpretation of such laws and/or administrative practices that would increase Martin Marietta’s and/or Vulcan’s tax rate; violation of Martin Marietta’s debt covenant if price and/or volumes return to previous levels of instability; a potential downgrade in the rating of Martin Marietta’s or Vulcan’s indebtedness; downward pressure on Martin Marietta’s or Vulcan’s common stock price and its impact on goodwill impairment evaluations; the highly competitive nature of the construction materials industry; the impact of future regulatory or legislative actions; the outcome of pending legal proceedings; healthcare costs; the amount of long-term debt and interest expense incurred; changes in interest rates; volatility in pension plan asset values which may require cash contributions to pension plans; the impact of environmental clean-up costs and liabilities relating to previously divested businesses; the ability to secure and permit aggregates reserves in strategically located areas; exposure to residential construction markets; and the impact on the combined company (after giving effect to the proposed transaction with Vulcan) of any of the foregoing risks, as well as other risk factors listed from time to time in Martin Marietta’s and Vulcan’s filings with the SEC.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere, including the Risk Factors section of the Registration Statement and our most recent reports on Form 10-K and Form 10-Q, and any other documents of Martin Marietta and Vulcan filed with the SEC. Any forward-looking statements made in this document are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Important Additional Information

This document relates to the Exchange Offer by Martin Marietta to exchange each issued and outstanding share of common stock of Vulcan for 0.50 shares of Martin Marietta common stock. This document is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, shares of Vulcan common stock, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary prospectus/offer to exchange included in the Registration Statement on Form S-4 (the “Registration Statement”) (including the letter of transmittal and related documents and as amended and supplemented from time to time, the “Exchange Offer Documents”) filed by Martin Marietta on December 12, 2011 with the SEC. The Registration Statement has not yet become effective. The Exchange Offer will be made only through the Exchange Offer Documents. Investors and security holders are urged to read the Exchange Offer Documents and all other relevant documents that Martin Marietta has filed or may file with the SEC if and when they become available because they contain or will contain important information.

Martin Marietta may file a proxy statement on Schedule 14A and other relevant documents with the SEC in connection with the solicitation of proxies (the “Vulcan Meeting Proxy Statement”) for the 2012 annual meeting of Vulcan shareholders (the “Vulcan Meeting”). Martin Marietta may also file a proxy statement on Schedule 14A and other relevant documents with the SEC in connection with its solicitation of proxies for a meeting of Martin Marietta shareholders (the “Martin Marietta Meeting”) to approve, among other things, the issuance of shares of Martin Marietta common stock pursuant to the Exchange Offer (the “Martin Marietta Meeting Proxy Statement”). Investors and security holders are urged to read the Vulcan Meeting Proxy Statement and the Martin Marietta Meeting Proxy Statement and other relevant materials if and when they become available because they will contain important information.

All documents referred to above, if filed, will be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Morrow & Co., LLC at (877) 757-5404 (banks and brokers may call (800) 662-5200).

Martin Marietta, certain of its directors and officers and the individuals expected to be nominated by Martin Marietta for election to Vulcan’s Board of Directors may be deemed participants in any solicitation of proxies from Vulcan shareholders for the Vulcan Meeting or any adjournment or postponement thereof. Martin Marietta and certain of its directors and officers may be deemed participants in any solicitation of proxies from Martin Marietta shareholders for the Martin Marietta Meeting or any adjournment or postponement thereof. Information about Martin Marietta and Martin Marietta’s directors and officers, including a description of their direct and indirect interests, by security holdings or otherwise, is available in the proxy statement for Martin Marietta’s 2011 annual meeting of shareholders, filed with the SEC on April 8, 2011, and the Registration Statement. Information about any other participants, including a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Vulcan Meeting Proxy Statement, the Martin Marietta Meeting Proxy Statement or other relevant solicitation materials that Martin Marietta may file with the SEC in connection the foregoing matters, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2011

By:	/s/ Roselyn R. Bar
Name:	Roselyn R. Bar
Title:	Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release, dated December 12, 2011

Exhibit 99.2	Proposal Letter, dated December 12, 2011, from C. Howard Nye to Donald M. James

Exhibit 99.3	Proposed Form of Agreement and Plan of Merger delivered to Vulcan on December 12, 2011 (incorporated by reference to Exhibit 99.06 of Martin Marietta’s Registration Statement on Form S-4, filed on December 12, 2011)